UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 26, 2022, Praxis Precision Medicines, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The Company held its Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 14, 2022. The final voting results are set forth below.

Proposal 1 – Election of Class II Directors

The Company’s stockholders elected Jeffrey Chodakewitz, M.D., Merit Cudkowicz, M.D. and Stefan Vitorovic to serve as Class II members of the Board of Directors of the Company (the “Board”) until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, with the votes cast as follows:

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Jeffrey Chodakewitz, M.D.	28,430,095	8,403,545	2,734,441
Merit Cudkowicz, M.D.	28,471,164	8,362,476	2,734,441
Stefan Vitorovic	26,426,176	10,407,464	2,734,441

Proposal 2 – Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
39,533,708	3,665	30,708	0

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
35,107,181	1,706,990	19,469	2,734,441

Proposal 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, one year as the frequency of advisory votes on the compensation of the Company’s named executive officers, with the votes cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
24,624,229	8,205	12,182,400	18,806	2,734,441

Following the Annual Meeting and after due consideration of the stockholders’ vote for one year as the frequency of advisory votes on the compensation of the Company’s named executive officers, on May 28, 2022, the Board determined that future advisory votes on the compensation of the Company’s named executive officers will be conducted every one year until the next advisory vote regarding the frequency of advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: June 1, 2022	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer